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                                                                   Exhibit 10.10
                                                                   -------------

                                     WAIVER

     THIS WAIVER is made and entered into as of the 14th day of November, 2001, by and between FIRST COMMERCIAL BANK, an Alabama banking corporation ("Lender"), and VESTA INSURANCE GROUP, INC., a Delaware corporation ("Vesta"), and J. GORDON GAINES, INC., a Delaware corporation ("Gaines"; Gaines and Vesta may collectively be referred to as "Borrower").

                              W I T N E S S E T H:

     WHEREAS, Borrower executed that certain Note, dated May 1, 2001, in the original principal amount of $15,000,000.00 payable to the order of Lender (the "Note"), evidencing a loan from Lender to Borrower (the "Loan");

     WHEREAS, the Loan is further evidenced by that certain Amended and Restated Credit Agreement, dated as of May 1, 2001 (as the same may hereafter be amended, modified or supplemented, collectively, the "Credit Agreement"; all terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement) (the Credit Agreement and all documents required by Lender to be executed by Borrower in connection therewith shall be collectively referred to as the "Loan Documents");

     WHEREAS, Borrower has not defaulted on any installment on the Note, or otherwise defaulted under the Note, but may not be in compliance with certain provisions of Sections 6.2 and 6.3 of the Credit Agreement;

     WHEREAS, Borrower has requested that Lender waive its right to declare an Event of Default in the event of such non-compliance and Lender has agreed to waive its right to declare an Event of Default based on such non-compliance under the terms and conditions set forth herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Waiver. Lender agrees to waive its right to declare an Event of Default,
        ------
taking action upon, exercising its remedies under, executing upon, or enforcing the Loan Documents due to the failure of Borrower to comply with the Consolidated Net Income and Statutory Surplus requirements for the third (3rd) quarter of 2001 as set forth in Sections 6.2 and 6.3, respectively, of the Credit Agreement. Borrower acknowledges that if any other Event of Default occurs or upon an event of default hereunder, Lender shall no longer be obligated to

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forebear from taking action upon, exercising its remedies under, executing upon, or enforcing the Loan Documents.

     2. Reaffirmation of Loan Documents.
        -------------------------------

          (a) Borrower acknowledges, agrees and reaffirms that the Loan Documents are and remain in full force and effect and are fully enforceable against Borrower in accordance with the terms of said Loan Documents. Borrower has no and/or hereby waives any and all defenses to said enforcement.

          (b) Borrower represents and warrants to Lender that as of the effective date of this Agreement, all representations and warranties contained in the Loan Documents remain true and correct, all terms, covenants, negative covenants, representations, warranties, agreements, events of default, remedies, releases, waivers, and conditions of the Loan Documents are hereby reaffirmed, ratified, reiterated, agreed to, and adopted herein by reference by Borrower and shall continue unchanged and in full force and effect as to Borrower, in accordance with the terms of said Loan Documents.

     This Waiver is executed as of the date first above written.

                                               LENDER:

                                               FIRST COMMERCIAL BANK,
                                               an Alabama banking corporation


                                               By:  /s/ James Brunstad
                                                    ----------------------------
                                               Its: Senior Vice President
                                                    ----------------------------

                                               BORROWER:


                                               VESTA INSURANCE GROUP, INC.,
                                               a Delaware corporation


                                               By:  /s/ W. Perry Cronin
                                                    ----------------------------
                                               Its: Chief Financial Officer
                                                    ----------------------------


                                               J. GORDON GAINES, INC.,
                                               a Delaware corporation

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                                               By:  /s/     W. Perry Cronin
                                                    ----------------------------
                                               Its: Chief Financial Officer
                                                    ----------------------------